UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 12, 2023

CARDIOVASCULAR SYSTEMS, INC.
(Exact Name of registrant as specified in its charter)

Delaware	000-52082	41-1698056
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1225 Old Highway 8 Northwest
St. Paul, Minnesota 55112-6416
(Address of principal executive offices)

651 259-1600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12n-2 of the Securities Exchange Act of 1034 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, One-tenth of One Cent ($0.001) Par Value Per Share	CSII	The Nasdaq Stock Market LLC

Item 8.01	Other Events

As previously announced, on February 8, 2023, Cardiovascular Systems, Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Abbott Laboratories, an Illinois corporation (“Parent”), and Cobra Acquisition Co., a Delaware corporation and a direct, wholly-owned subsidiary of Parent (“Merger Sub”). Upon the terms and subject to the conditions of the Merger Agreement, Parent will acquire the Company via the merger of Merger Sub with and into the Company, with the separate corporate existence of Merger Sub thereupon ceasing and the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent (the “Merger”).

The consummation of the Merger is conditioned upon, among other things, the expiration or termination of the applicable waiting period (or any extension thereof) under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). At 11:59 p.m., Eastern Time, on April 12, 2023, the waiting period applicable to the Merger under the HSR Act expired. Accordingly, the condition relating to the expiration or termination of the waiting period under the HSR Act has been satisfied. The Merger continues to be subject to the remaining conditions set forth in the Merger Agreement.

Additional Information and Where to Find It

This filing has been prepared in respect of the Merger, and may be deemed to be soliciting material relating to the Merger. In connection with the Merger, CSI has filed with the Securities and Exchange Commission (the “SEC”) preliminary and definitive proxy statements relating to the Merger Agreement, the Merger, and the other transactions contemplated thereby, and other relevant documents. The definitive proxy statement was mailed on or about March 23, 2023, to CSI’s stockholders as of the close of business on March 14, 2023, the record date established for voting on the Merger Agreement, the Merger, and the other transactions contemplated thereby, and any other matters to be voted on at a special meeting of CSI stockholders as detailed in the definitive proxy statement. BEFORE MAKING ANY VOTING DECISIONS, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS, ANY DOCUMENTS WHICH ARE INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT, AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT CSI, PARENT, THE MERGER AGREEMENT, THE MERGER, AND RELATED MATTERS. Stockholders are or will be able to obtain a copy of the definitive proxy statement, as well as other filings containing information about the Merger Agreement, the Merger, and the other transactions contemplated thereby that are filed by CSI with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of CSI’s website at www.investors.csi360.com.

Participants in the Solicitation

CSI and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of CSI in respect of the Merger. Information about CSI’s directors and executive officers is set forth in the proxy statement for CSI’s 2022 Annual Meeting of Stockholders, as revised, which was filed with the SEC on October 26, 2022, and its Annual Report on Form 10-K for the fiscal year ended June 30, 2022, which was filed with the SEC on August 18, 2022.

Other information regarding the participants in the proxy solicitation in connection with the Merger and a description of their interests, which may, in some cases, be different than those of CSI’s stockholders generally, is contained in the definitive proxy statement described above or may be contained in other relevant materials to be filed with the SEC in respect of the Merger Agreement, the Merger, and the other transactions contemplated thereby when they become available.

Safe Harbor

Certain statements in this filing are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are provided under the protection of the safe harbor for forward-looking statements provided by that Act, including statements about the Merger. These statements involve risks and uncertainties including, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (ii) the failure to obtain the requisite approval of the Merger by CSI’s stockholders; (iii) the failure to satisfy any of the conditions to the completion of the Merger; (iv) the effect of the announcement of the Merger on CSI’s ability to retain and hire key personnel and maintain relationships with CSI’s key business partners and customers, and others with whom we do business, or on CSI’s operating results and businesses generally; (vi) the response of competitors to the Merger; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the Merger; (viii) the ability to meet expectations regarding the timing and completion of the Merger; (ix) significant costs associated with the Merger; (x) potential litigation relating to the Merger; and (xi) restrictions during the pendency of the Merger that may impact CSI’s ability to pursue certain business opportunities. These statements also involve additional risks and uncertainties that could cause results to differ materially from those projected, including, but not limited to, the ongoing COVID-19 pandemic and the impact and scope thereof on us, CSI’s distribution partners, the supply chain and physicians and facilities, including government actions related to the COVID-19 outbreak, material delays and cancellations of procedures, delayed spending by healthcare providers, and distributor and supply chain disruptions; regulatory developments, clearances and approvals; approval of CSI’s products for distribution outside of the United States; approval of products for reimbursement and the level of reimbursement in the U.S. and foreign countries; dependence on market growth; agreements with third parties to sell their products; the ability of CSI and CSI’s distribution partners to successfully launch CSI’s products outside of the United States; CSI’s ability to maintain third-party supplier relationships and renew existing purchase agreements; CSI’s ability to maintain its relationships and agreements with distribution partners; the experience of physicians regarding the effectiveness and reliability of the products we sell; the reluctance of physicians, hospitals and other organizations to accept new products; the potential for unanticipated delays in enrolling medical centers and patients for clinical trials; actual clinical trial and study results; the impact of competitive products and pricing; CSI’s ability to comply with the financial covenants in its loan and security agreement and to make payments under and comply with the lease agreement for CSI’s corporate headquarters; unanticipated developments affecting CSI’s estimates regarding expenses, future revenues and capital requirements; the difficulty of successfully managing operating costs; CSI’s ability to manage its sales force strategy; actual research and development efforts and needs, including the timing of product development programs; successful collaboration on the development of new products; agreements with development partners, advisors and other third parties; the ability of CSI and these third parties to meet developmental, contractual and other milestones; contractual rights and obligations; technical challenges; CSI’s ability to obtain and maintain intellectual property protection for product candidates; fluctuations in results and expenses based on new product introductions, sales mix, unanticipated warranty claims, and the timing of project expenditures; CSI’s ability to manage costs; CSI’s actual financial resources and CSI’s ability to obtain additional financing; investigations or litigation threatened or initiated against us; court rulings and future actions by the FDA and other regulatory bodies; international trade developments; the effects of hurricanes, flooding, and other natural disasters on CSI’s business; the impact of federal corporate tax reform on CSI’s business, operations and financial statements; shutdowns of the U.S. federal government; the potential impact of any future strategic transactions; general economic conditions; and other factors detailed from time to time in CSI’s SEC reports, including its most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. CSI encourages you to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements contained in this filing. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, CSI's actual results may differ materially from the expected results discussed in the forward-looking statements contained in this filing. The forward-looking statements made in this filing are made only as of the date of this filing, and CSI undertakes no obligation to update them to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 13, 2023
CARDIOVASCULAR SYSTEMS, INC.

	By:	/s/ Alexander Rosenstein

Alexander Rosenstein
General Counsel and Corporate Secretary